UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 1, 2023

Medicine Man Technologies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-55450	46-5289499
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4880 Havana Street, Suite 201 Denver, Colorado	80239
(Address of Principal Executive Offices)	(Zip Code)

(303) 371-0387
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On June 7, 2023, Medicine Man Technologies, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to report, among other things, the completion of its previously announced acquisition of Everest Apothecary, Inc. (“Everest”).

The Company is filing this Amendment No. 1 to Current Report on Form 8-K/A (this “Amendment”) to amend the Original Form 8-K to include (i) the audited Statement of Assets Acquired and Liabilities Assumed as of June 1, 2023 and (ii) unaudited pro forma condensed combined financial information of the Company giving effect to the acquisition, required by Item 9.01(b) of Form 8-K. This Amendment does not modify, amend, or update in any way any of the financial or other information contained in the Original Filings, nor does it reflect events that may have occurred subsequent to the filing dates of the Original Filings.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

Pursuant to a letter dated July 26, 2023 (the “Relief Letter”), the Company has obtained relief from the Staff of the Securities and Exchange Commission (the “SEC”), pursuant to its authority under Rule 3-13 of Regulation S-X, from the requirements of Rule 3-05 of Regulation S-X to provide certain historical financial statements that would otherwise be required in connection with the acquisition of Everest. In accordance with the Relief Letter, the Company has substituted an audited Statement of Assets Acquired and Liabilities Assumed in lieu of the audited financial statements required by Item 9.01(a) of Form 8-K and Rule 3-05 of Regulation S-X.

The audited Statement of Assets Acquired and Liabilities Assumed of Everest as of June 1, 2023 is included as Exhibit 99.2 hereto and incorporated herein by reference.

(b) Pro Forma Financial Information

In accordance with Rule 11-02(c)(1) of Regulation S-X, a pro forma balance sheet has not been prepared to give effect to the acquisition of Everest as of June 1, 2023, as it is reflected in the condensed consolidated balance sheet of Medicine Man Technologies, Inc. included in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2023, which was filed with the SEC on August 10, 2023. The following unaudited pro forma condensed combined financial information of the Company, after giving effect to the acquisition, is included as Exhibit 99.3 hereto and incorporated herein by reference:

1. Unaudited Pro Forma Condensed Combined Statement of Operations for the six months ended June 30, 2023; and

2. Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2022.

(d)  Exhibits

Exhibit No.	Description
2.1 *	Asset Purchase Agreement, dated April 21, 2023, by and among Medicine Man Technologies, Inc., Evergreen Holdco, LLC, Sucellus, LLC, Brook Laskey, as Representative, and the Equityholders named therein (Incorporated by reference to Exhibit 2.1 to Medicine Man Technologies, Inc.'s Current Report on Form 8-K filed April 26, 2023 (Commission File No. 000-55450))
2.2	Amendment to Asset Purchase Agreement, dated June 1, 2023, by and among Medicine Man Technologies, Inc., Evergreen Holdco, LLC, Sucellus, LLC, Brook Laskey, as Representative, and the Equityholders named therein (Incorporated by reference to Exhibit 2.2 to Medicine Man Technologies, Inc.'s Current Report on Form 8-K filed June 7, 2023 (Commission File No. 000-55450)
2.3	Call Option Agreement, dated June 1, 2023, by and between Evergreen Holdco, LLC and Sucellus, LLC (Incorporated by reference to Exhibit 2.3 to Medicine Man Technologies, Inc.’s Current Report on Form 8-K filed June 7, 2023 (Commission File No. 00-55450))
4.1	Promissory Note, dated June 1, 2023, by and between Evergreen Holdco, LLC and Sucellus, LLC (Incorporated by reference to Exhibit 4.1 to Medicine Man Technologies, Inc.’s Current Report on Form 8-K filed June 7, 2023 (Commission File No. 00-55450))
23.1	Consent of BF Borgers CPA PC
99.1	Press Release, dated June 5, 2023 (Incorporated by reference to Exhibit 99.1 to Medicine Man Technologies, Inc.’s Current Report on Form 8-K filed June 7, 2023 (Commission File No. 00-55450))
99.2	Everest Audited Statement of Assets Acquired and Liabilities Assumed as of June 1, 2023
99.3	Unaudited Pro Forma Condensed Combined Financial Information
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*            Certain exhibits and schedules to the agreement have been omitted pursuant to Instruction 5 to Item 1.01 of Form 8-K and Item 601(a)(6), as applicable, of Regulation S-K. The Company hereby undertakes to supplementally furnish copies of any omitted schedules to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICINE MAN TECHNOLOGIES, INC.

	By:	/s/ Christine Jones
Date: August 17, 2023		Christine Jones
Chief Legal Officer